UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2004

                               Duravest, Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Florida                     0-27489                  59-2624574
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                       37 Prince Arthur Avenue, Suite 300,
                        Toronto, Ontario, Canada M5R 1B2
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (416) 961-1409


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 9, 2004 Registrant notified Barry I Hechtman, PA it was dismissed from its engagement to audit Registrant's financial statements for the fiscal year ending December 31, 2003 due to such firm's failure to register with the Public Company Accounting Oversight Board. This decision was approved by the Registrant's Board of Directors.

     The report of Barry I Hechtman, PA on the Registrant's financial statements for the Registrant's two most recently completed fiscal years two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Barry I Hechtman, PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Barry I Hechtman, PA, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant's financial statements.

     The Registrant requested Barry I Hechtman, PA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of response of Barry I Hechtman is filed herewith as Exhibit 16.

     The Registrant engaged Ahearn, Jasco + Company, P.A. as the Registrant's principal accountants effective as of March 11, 2004. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Ahearn, Jasco + Company, P.A., the Registrant has not consulted with Ahearn, Jasco + Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Ahearn, Jasco + Company, P.A. that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event. The prior auditing firm, Barry I Hechtman, PA, had engaged Ahearn, Jasco + Company, P.A. during its audit of the registrant's December 31, 2002 financial statements to provide concurring review (or "second partner") services as required under the membership terms of the AICPA's SEC Practice Section. During its concurring review work on the 2002 financial statements, Ahearn, Jasco + Company, P.A. had no contact with the registrant, and its services were provided solely for the benefit of the prior auditing firm and for its compliance with generally accepted auditing standards.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

           Exhibit #   Description of Exhibit

           16          Letter from Barry I Hechtman, PA





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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duravest, Inc.



By:  /s/ Patti Cooke
     -------------------------------------
     Patti Cooke, President


DATED: April 27, 2004
































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                                  EXHIBIT INDEX

Ehibit #            Exhibit Description

16                  Letter from Barry I Hechtman, PA